Exhibit 1.(10)(b)



                         LIBERTY LIFE ASSURANCE COMPANY
                                    OF BOSTON
                175 Berkeley Street, Boston, Massachusetts 02117




                                     LIBERTY
                                     MUTUAL                   [LOGO]


                         Application for Life Insurance


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AGENT'S CHECKLIST:
-----------------

[bullet]   USE BLACK INK. Do not use a high lighter

[bullet]   Verify that all questions have been answered, and all necessary signatures are present.  Corrections must be initialed by the applicant.

[bullet]   Collect modal premium if permitted by amount and underwriting information. Complete a Payment Identification slip. Have check made out to Liberty Life Assurance Company of Boston. If one check is collected for multiple applications, specify how the check is to be divided.

[bullet]   If premium is collected, give applicant Conditional Receipt. Explain conditions for coverage to take effect.

[bullet]   Give applicant Notice of Information Practices.

[bullet]   Complete any required supplemental forms (e.g. replacement, HIV testing consent, etc.)

[bullet]   Attach check and supplemental forms to application with a single staple.
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


LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
Part 1 PLA-9663 APPLICATION FOR LIFE INSURANCE

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
1.   Primary Insured (First, MI, Last): [ ] Male [ ] Female  11.  Joint/Additional Insured (First, MI, Last) [ ] Male
                                                                                                             [ ] Female

                                                             ----------------------------------------------------------------------

                                                             12.  If Additional Insured: Amount of Insurance: $____________
                                                                  Type:____________________________________________________

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2.   Marital Status: [ ] Single  [ ] Married  [ ] Sep.       13.  Marital Status: [ ] Single  [ ] Married  [ ] Sep.
     [ ] Div.  [ ] Widowed                                        [ ] Div.  [ ] Widowed

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3.   Former name if changed in past 5 years:                 14.  Former name if changed in past 5 years:

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4.   Date of Birth (month/day/year):                         15.  Date of Birth (month/day/year):

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5.   Birthplace (state, or country if not U.S.):             16.  Birthplace (state, or country if not U.S.):

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6.   Social Security Number:                                 17.  Social Security Number:

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7.   Home                                                    18.  Home
     Address:                                                     Address:


                                                             [ ]  Same as
                                                                  Primary Insured:  Phone: (   )
     Phone: (   )

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8.   Primary Insured's beneficiaries (provide full name      19.  Joint/Additional Insured's beneficiaries (provide full
       and relationship to the Primary Insured):                    name and relationship to Joint/Additional Insured):

Primary Beneficiary                                          Primary Beneficiary
& Relationship:                                              & Relationship


Contingent Beneficiary                                       Contingent Beneficiary
& Relationship:                                              & Relationship

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9.   [ ] Yes   [ ] No    Have you used any form of           20.   [ ] Yes   [ ] No    Have you used any form of
           tobacco, or a nicotine substitute (e.g. gum,                  tobacco, or a nicotine substitute (e.g. gum,
           patch), within the past 12 months?                            patch), within the past 12 months?

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10.  a) Height: ___ft    ____in     b) Weight: ______lbs.    21.  a) Height: ___ft    ____in     b) Weight: ______lbs.

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Family & Children's Protection

"Children" means all children, step-children, and legally adopted children of the Primary Insured who have not reached their 18th birthday.
Insurance will not be provided on any child until 15 days after birth.
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---------- ---------------------------- --------------- -------- ------------------------------- ----------- -------------
                                          Birth date    Actual
22.          Name (First, MI, Last)        Mo/Day/Yr      Age      Birthplace (state, country)     Height       Weight
---------- ---------------------------- --------------- -------- ------------------------------- ----------- -------------

Spouse
---------- ---------------------------- --------------- -------- ------------------------------- ----------- -------------

Child
---------- ---------------------------- --------------- -------- ------------------------------- ----------- -------------

Child
---------- ---------------------------- --------------- -------- ------------------------------- ----------- -------------

Child
---------- ---------------------------- --------------- -------- ------------------------------- ----------- -------------

Child
---------- ---------------------------- --------------- -------- ------------------------------- ----------- -------------

Child
---------- ---------------------------- --------------- -------- ------------------------------- ----------- -------------

23.  Special Instructions                                     Other Requests:

     [ ]   Backdate                 /              /          to save age

     [ ]   Make coverage effective               /                   /
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


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LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
PART 1 PLAN OF INSURANCE / OWNER / PAYOR

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
24.  Plan of Insurance      [ ] Individual or [ ] Joint          33.  [ ] Yes  [ ] No  Is the insurance applied for intended to replace or change in whole or in part any existing
[ ]    Whole Life           [ ] Universal Life                            life insurance or annuity, including U.S. Government
[ ]    Life Paid up at 65   [ ] Year Level R&C Term                       Life Ins., in this or another company?  If Yes,
[ ]    20-Pay Life                                                        complete applicable Replacement forms.

[ ]    Extra Value Life     [ ] Monthly Decreasing Term          Company ______________________        Policy # _________________

                                ______ Years @ _______%

[ ]    Other ________________________________                    Company ______________________        Policy # _________________

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25.  Amount of insurance (base policy); $_______________         34.  Term Conversion Request:

----------------------------------------------------------            Please Convert:  [ ] 100% or [ ] Only $_______________________
                                                                      of Term Policy # or Term Rider on policy #____________________
26.  Initial Modal Premium: $________________  per                    If partial conversion, remainder of policy or rider should:

[ ]    Year            [ ] Payroll Deduction
[ ]    Half-Year             Acct #: ____________________                   [ ] remain in force or  [ ] be canceled
[ ]    Quarter               Client #: __________________
[ ]    Monthly PAC           [ ] weekly      [ ] semi-monthly
[ ]    Other                 [ ] bi-weekly   [ ] monthly
       _______________       [ ] other ______________

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27.  Additional deposit: $___________________                    If the Primary Insured is also the Owner and Payor, you
                                                                 may skip to Part 1A.

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28.  Death Benefit Option (UL only):                             35.  Owner's name and relationship to Primary Insured (If no
     [ ]   Option 1 (face amount includes cash value)                 Owner is designated, the Primary Insured will be the
     [ ]   Option 2 (cash value is in addition to face amount)        Owner):
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29.  Dividend Option:                                            36.  Owners Social Security
                                                                      Number (Tax ID Number):
     [ ]   Paid-up Additions    [ ]   Cash
     [ ]   Accumulate at Interest ____________________           ---------------------------------------------------------------
     [ ]   Reduce Premiums ___________________________
                                                                 37.  Owner's
---------------------------------------------------------------       Mailing
                                                                      Address:
30.  [ ]   Yes  [ ]   No   Is Accelerated Death Benefit
                           (Liberty's Living Benefit) requested?
                                                                      [ ]   Same as Primary Insured
----------------------------------------------------------------

31.  [ ]   Yes [ ]    No   If available, is Automatic Premium
                           Loan Requested?

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32. Additional Benefits & Riders:                                 38. Payor (If no Payor is designated, the Owner will be the Payor.
                                                                      For Payroll Deduction, the employee must be designated as
                                                                      Payor.)

    [ ]   a)  Waiver of Premium
    [ ]   b)  Guaranteed Insurability __________________ units        [ ]    Primary Insured      [ ]   Owner (if other than Primary
    [ ]   c)  Accidental Death $________________________                                                Insured)
    [ ]   d)  Additional Insured
               Number of Additional Insureds: ___________
    [ ]   e)   _________ - Year Level R&C Term $_________
    [ ]   f)  Monthly Decreasing Term $__________________         -----------------------------------------------------------------
              ______ Years @ ___%
    [ ]   g)  Family Protection: _______________________ units    39.  Payor's Social Security
    [ ]   h)  Children's Protection: ___________________ units         Number (Tax ID Number):
    [ ]   i)  Other: ___________________________________
    [ ]   j)  Other: ___________________________________          -----------------------------------------------------------------
    [ ]   k)  Other: ___________________________________
                                                                  40.  Payor's
                                                                       Billing
                                                                       Address:

                                                                       Same as:
                                                                       [ ]   Owner
                                                                       [ ]   Primary Insured
                                                                  -----------------------------------------------------------------

                                                                  Complete questions #41 through 43 if Payor Benefit is applied for.
                                                                  -----------------------------------------------------------------

                                                                  41.  Payor's Date of Birth (month/day/year)    /      /

                                                                  -----------------------------------------------------------------

                                                                  42.  Birthplace (state, or country if not U.S.):
                                                                  -----------------------------------------------------------------

                                                                  43.  a) Height: _______ ft. ________  b) Weight: __________ lbs.

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44. Home Office Endorsements (Not to be used where prohibited by Statute or Insurance Department ruling):

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


PART 1A                                      UNDERWRITING INFORMATION

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
Answer for all persons proposed for insurance under any plan or benefit. Provide complete details to all "Yes" answers.

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1.   Has any proposed insured:                                                                                          Yes    No

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     a)  ever had any application for life, health or accident insurance declined, postponed, or not approved as         [ ]   [ ]
         applied for?

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     b)  been convicted of, or are they currently charged with, 3 or more moving violations within the past 2 years?     [ ]   [ ]

---------------------------------------------------------------------------------------------------------------------- ------ ------

     c)  been convicted of, or are they currently charged with, reckless driving or driving under the influence of       [ ]   [ ]
         alcohol or drugs, within the past 5 years

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2.   Has any proposed insured been treated for or diagnosed as having any of the following diseases or symptoms
     within the past 10 years                                                                                            Yes   No

---------------------------------------------------------------------------------------------------------------------- ------ ------

     a)  chest pain, heart murmur, high blood pressure, arrhythmia, stroke, transient ischemic attack (TIA), or any      [ ]   [ ]
         other disease or disorder of the heart or circulatory system?

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     b)  cancer, tumor, leukemia, or lymphoma?                                                                           [ ]   [ ]

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     c)  emphysema or other chronic obstructive lung disease?                                                            [ ]   [ ]

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     d)  diabetes, ulcerative colitis, Crohn's disease, liver or kidney disease?                                         [ ]   [ ]

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     e)  epilepsy, paralysis, multiple sclerosis, or other nervous system disorder?                                      [ ]   [ ]

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     f)  anemia or other disease or disorder of the blood or immune system?                                              [ ]   [ ]

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3.   Is any proposed insured currently disabled, or have they been unable to work or perform regular activities for      [ ]   [ ]
     more than 7 consecutive calendar days in the past 12 months?

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4.   Has any proposed insured:                                                                                           Yes   No

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     a)  had, within the past 5 years, abnormal results on any: blood test, urinalysis, electrocardiogram, X-ray, CT     [ ]   [ ]
         or MRI scan, or other diagnostic test?

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     b)  been advised to have a diagnostic test or surgery which has not been performed?   (Does not include dental      [ ]   [ ]
         work)

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     c)  within the past 10 years used narcotics, barbiturates, hallucinogenic drugs, amphetamines, cocaine, or          [ ]   [ ]
         taken drugs intravenously except as prescribed by a licensed physician; or received treatment or counseling for alcohol or drug abuse?

---------------------------------------------------------------------------------------------------------------------- ------ ------

     d)  been diagnosed as having or been treated for Human Immunodeficiency Virus (HIV) infection by a member of        [ ]   [ ]
         the medical profession?

---------------------------------------------------------------------------------------------------------------------- ------ ------

5.   Does any proposed insured have a family history (parents, grandparents, or siblings) of Huntington's Chorea or      [ ]   [ ]
     polycystic kidney disease?

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

Details Provide full details here for Questions 1 through 11 answered "Yes":


Ques.          Name of                         Details/             Onset      Recovery     Time            Name & Address of
No.         Proposed Insured        Conditions & Complications      Mo/Yr       Mo/Yr      Disabled       Physicians & Hospitals
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

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------

--------- ---------------------- -------------------------------- ----------- ----------- ----------- ------------------------------


PART 1B                                      UNDERWRITING INFORMATION
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

Answer for all persons proposed for insurance under any plan or benefit. Provide
complete details to all "Yes" answers.                                                                                  Yes     No

--------------------------------------------------------------------------------------------------------------------- ------- ------

6.   Does any proposed insured have a family history (parents or siblings) of diabetes, heart disease, or cancer        [ ]     [ ]
     appearing prior to age 60?

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7.   Other than the last visit to the personal physician listed below, has any proposed insured been treated by any     [ ]     [ ]
     doctor or other practitioner, or been a patient in any hospital, clinic, or similar institution within the past 5 years?

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8.   Has any proposed insured lost more than 10 pounds in the past 12 months?  If yes, state cause and change in        [ ]     [ ]
     weight.

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9.   Has any proposed insured been treated for or diagnosed as having any of the
     following diseases or conditions within the past 10 years:                                                         Yes     No

--------------------------------------------------------------------------------------------------------------------- ------- ------

     a)  mental or emotional disorder?                                                                                  [ ]     [ ]

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     b)  bronchitis, pneumonia, asthma or other respiratory disorder?                                                   [ ]     [ ]

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     c)  lupus or other connective tissue disease?                                                                      [ ]     [ ]

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     d)  disease or disorder of the reproductive organs, urinary tract or digestive system?                             [ ]     [ ]

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     e)  sexually transmitted disease?                                                                                  [ ]     [ ]

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     f)  any other illnesses, disease or injury within the past 5 years?                                                [ ]     [ ]

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10.  Does any proposed insured:                                                                                         Yes     No

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     a)  fly or have they flown within the past 3 years, as a pilot or student pilot?  If "Yes", complete an            [ ]     [ ]
         Aviation Questionnaire:

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     b)  participate in, or within the past 2 years have they participated in, motor sports (land or water),            [ ]     [ ]
         mountain climbing, skydiving, parachuting, hang gliding or scuba diving?  If "Yes", complete a Hazardous
         Sports Questionnaire.

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     c)  intend to live or travel outside the U.S. or Canada?                                                           [ ]     [ ]

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     d)  have any other applications for life insurance currently pending?                                              [ ]     [ ]

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11.  Has any proposed insured been convicted within the past 5 years of, or are they currently charged with, a          [ ]     [ ]
     felony?

------------------------------------------------------------------- ----------------------------------------------------------------


Additional Information regarding the Primary Insured                Additional Information regarding the Joint/Additional Insured
------------------------------------------------------------------- ----------------------------------------------------------------

12.  Name and                                          [ ] None     19.  Name and                                          [ ] None
     address of                                                          address of
     personal                                                            personal
     physician:                                                          physician:
     Telephone: (    )                                                   Telephone: (    )

------------------------------------------------------------------- ----------------------------------------------------------------

     b)  Date and reason last consulted:               [ ] N/A      b)  Date and reason last consulted:                    [ ] N/A

------------------------------------------------------------------- ----------------------------------------------------------------

     c)  Treatment given and medication prescribed     [ ] N/A      c)  Treatment given and medication prescribed          [ ] N/A

------------------------------------------------------------------- ----------------------------------------------------------------

13.  List all medications currently prescribed:        [ ] N/A      20.  List all medications currently prescribed:        [ ] N/A

------------------------------------------------------------------- ----------------------------------------------------------------

14. Primary Insured's occupation, including specific duties:        21. Joint/Additional Insured's occupation, including specific duties:

------------------------------------------------------------------- ----------------------------------------------------------------

15.  Employer                                                       22.  Employer
     & Address:                                                          & Address:

     Phone: (     )                   How long?                          Phone: (     )                  How long?

------------------------------------------------------------------- ----------------------------------------------------------------

16.  Earned Income: $________         Other Income: $___________    23.  Earned Income: $________        Other Income: $___________

     Sources of Other Income:                                            Sources of Other Income:

------------------------------------------------------------------- ----------------------------------------------------------------

17.  Life Insurance in force: $________________                     24. Life Insurance in force: $_________________

------------------------------------------------------------------- ----------------------------------------------------------------

     Total Accidental Death Benefit: $____________________              Total Accidental Death Benefit: $___________________

------------------------------------------------------------------ -----------------------------------------------------------------

18. Driver's license #: ______________  State: ________________    25. Driver's license #: _______________  State: ________________

------------------------------------------------------------------- ----------------------------------------------------------------

                                   SIGNATURES


Any person who knowingly, and with intent to injure, defraud or deceive any insurance company, files a statement of claim containing any false, incomplete or misleading information may be subject to criminal or civil penalties.

INSURING AGREEMENT

I declare that all statements and answers given in all Parts of this Application are true and complete to the best of my knowledge and belief. I agree that they will form the basis for, and be a part of, any contract of insurance issued by the Company. I also agree that:

      (a)   No sales Representative or Medical Examiner has the authority to:
            (1) determine insurability; (2) waive any rights or requirements of the Company; or (3) make or modify any contract of insurance. No information obtained by any such person will bind the Company unless set out in writing in a Part of this Application.

      (b) No insurance will take effect on the basis of this Application unless: (1) the full first premium has been paid; and (2) the policy has been delivered to and accepted by the Applicant during the continued insurability of all persons proposed for insurance. However, if the Conditional Receipt having the same serial number as this Application is issued, insurance may take effect earlier under that Receipt.

      (c) No change as to age, amount, benefits, classification, or plan of insurance will take effect unless agreed to in writing by the Applicant. However, acceptance of any policy issued on the basis of this Application will be a ratification by the Applicant of any other corrections, modifications, or additions made by the Company in Question #44 above.

CONDITIONAL RECEIPT AGREEMENT

If a Conditional Receipt has been given to the Applicant, then the undersigned Applicant hereby also declares that he or she: (1) has read the Conditional Receipt and the Insuring Agreement in the Application; (2) understands that the payment of a premium with the Application does not necessarily mean that insurance takes effect immediately; and (3) agrees to all terms, conditions, and limits of the Conditional Receipt. $________ has been paid in exchange for the Conditional Receipt bearing the same number as this application.

LIVING BENEFIT AGREEMENT (ACCELERATED DEATH BENEFIT)

If I have requested Liberty's Living Benefit, I acknowledge that I have received the written disclosure for this benefit.

AUTHORIZATION TO OBTAIN INFORMATION

I AUTHORIZE any licensed physician, medical practioner, hospital, clinic, other medical or medically-related facility, insurance or reinsuring company, the Medical Information Bureau, Inc. (MIB), consumer reporting agency, employer or former employer to give to Liberty Life Assurance Company of Boston (Liberty), its employees and reinsurers any information about my: physical or mental condition character; general reputation; habits; finances; insurance history; occupation; and hobbies. I also authorize Liberty to obtain an investigative consumer report on me. This authorization applies to all types of information, including but not limited to information regarding HIV infection, AIDS, mental health and substance abuse. I AM AWARE that Liberty will use this information to determine if I am eligible for insurance or for benefits under an in-force policy. I am aware that Liberty may give this information to: its reinsurers; the MIB; other persons or entities that perform services related to my application or claim; or as may be authorized or required by law. I AGREE that this form shall be valid for 30 months from the date below. I agree that a copy will be as valid as this original. I MAY ASK for a copy of this form. I HAVE RECEIVED the Notice of Information Practices and the notices required by the Federal Fair Credit Reporting Act and MIB.

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER (TIN) CERTIFICATION

By signing this application, the named Owner certifies under penalties of perjury that: (1) the TIN shown on Part 1 of this application is correct, and
(2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you are subject to backup withholding, cross out item 2 above). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Dated at: ____________________   _____________  on  ______________   ___________________________________
                City                 State               Date        Signature of Witness-Licensed Agent

----------------------------------------------   ----------------------------------------------------  ----------------------------
Signature of Primary Insured, or Signature of        Signature of Joint/Additional Insured, or          Signature of Owner if other
parent or guardian for Primary Insured under     Signature of parent or guardian for Joint/Additional        than Primary or
    Actual age 15 (16 in CA., 18 in PA.)          Insured under actual age 15 (16 in CA., 18 in PA.)     Joint/Additional Insured


----------------------------------------------   ----------------------------------------------------  ----------------------------
Signature of Spouse when Family Protection is         Signature of Payor when Payor Benefit            Signature of Applicant if not
             applied for                                           applied for                               Insured or Owner

                            PREAUTHORIZED CHECK PLAN


[ ]    Debit on Issue Day*      [ ]   Debit on the day of your choice (1-28) ______________________________________________________
*If the issue day is the 29th, 30th or 31st of the month, debits will occur on the first day of the following month.


Payor Name (print exactly as shown on Bank records) _______________________________________________________________________________
     (Payor/Depositor shown on check must also be listed as Payor in Part 1 of this application.)


Bank Name _________________________________________________________________________________________________________________________

Bank Address ______________________________________________________________________________________________________________________

Bank Telephone # __________________________________________________________________________________________________________________



The undersigned authorizes and requests Liberty Life Assurance Company of Boston (herein called the Company) to effect payment for the monthly policy amount owned by the policyowner to the Company each month by initiating debit entries to the undersigned's account at the financial institution indicated above.

Should any of these electronic debits be returned by the payor's bank for insufficient funds, we will immediately redeposit (three days later) for the amount due. If it is returned a second time we will electronically debit the following month for the NEW amount due. If both attempts fail in the second month, the sales representative will be notified and the policy's PAC plan will be terminated. No premium is considered paid until the electronic debit has been accepted by the bank.

It is understood that this agreement may be terminated at any time by written notification from either party to the other. Any such termination shall be effective only after notification has been received and the Company has had a reasonable opportunity to act on it.


Date: _______________________   Payor Signature ________________________________



--------------------------------------------------------------------------------




                            Tape a Voided CHECK here.




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



                SALES REPRESENTATIVE'S STATEMENT

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

1.  If other than normal new business, please check all that        7.  How was this sale initiated?
    apply:
                                                                        [ ]   Applicant initiated sale  [ ]   Phone solicitation by
     [ ]   Exercising Guaranteed Insurability Option for                                                     agent
           policy #
                                                                        [ ]   Bill Stuffer              [ ]   Referral
     [ ]   Review Special Class rating for policy #
                                                                        [ ]   Death claim proceeds      [ ]   Reply card
     [ ]   Face increase for policy #
                                                                        [ ]   Direct Mail response      [ ]   Service Call
     [ ]   Additional benefits for policy #
                                                                        [ ]   Other (please specify)    [ ]   Walk-in
     [ ]   Other:
           Policy #

------------------------------------------------------------------- ----------------------------------------------------------------

2.   Application #'s of family members or business partners being   8.  Has an exam been requested for:
     submitted simultaneously: __________________________________       [ ] Yes  [ ] No   Primary Insured
     ____________________________________________________________       [ ] Yes  [ ] No   Joint/Additional Insured
                                                                        Paramed __________________________________
                                                                        Paramed Phone # (   ) ____________________
                                                                        Other ____________________________________

------------------------------------------------------------------- ----------------------------------------------------------------

3.   [ ] Yes  [ ] No   Was the Fair Credit reporting Act Notice/    9.  [ ] Yes  [ ] No   Are you aware of any information which
     Medical Information Bureau Notice given to the proposed            suggests that any proposed Insured may not qualify as a
     Insureds?                                                          Standard Risk? (If Yes, do not accept a premium deposit
                                                                        or issue a Conditional Receipt, and explain in a separate
                                                                        memo).

------------------------------------------------------------------- ----------------------------------------------------------------

4.   [ ] Yes  [ ] No   Were State Cost Disclosure Requirements      10. [ ] Yes   [ ] No    Was an interpreter used?  If "Yes":
     met?                                                               A.) Name of interpreter and relationship to applicant

                                                                        B)  What language was used? __________________

------------------------------------------------------------------- ----------------------------------------------------------------

5.   If any proposed Insured is actual age 15 or less (16 in CA,    11. If application has been submitted with premium at standard
     18 in PA):                                                         rates and insured qualifies for preferred rates: (check one)
     (a) [ ] Yes [ ] No   Does child reside with parent who
         signed Insuring Agreement and Medical Authorization?           Apply excess premium to increase policy face amount to:

     If No, with whom does child live? ________________________         [ ]   maximum submitted premium will purchase
                                                                        [ ]   new face amount of $___________________
     (b) List amounts of insurance in force or currently applied
         for on: Father: $ __________________                           Leave face amount as applied for and:
         Mother: $ _____________________                                [ ]   apply excess premium to pay future premiums, or for
         All Siblings (age and amount:)                                       U.L. to contract fund.
         ___________________________________________                    [ ]   refund excess premium.
         ___________________________________________
                                                                        Other: _________________________________________________

-------------------------------------------------------------------

6.   [ ] Yes   [ ] No    Is the applicant a Liberty policyholder?
     [ ] Auto  [ ] Home  [ ] Life  [ ] Business Lines  [ ] Other
------------------------------------------------------------------- ----------------------------------------------------------------

                      CERTIFICATION OF SALES REPRESENTATIVE

I declare that, to the best of my knowledge, the policy applied for [ ] does [ ] does not involve replacement of existing life insurance of annuity as defined in the applicable regulation. (If this replaces or rewrites in whole or in part another Liberty Life Assurance Company of Boston policy, give that policy number: ____________________.) I know of no condition affecting the insurability of the proposed Insured(s) not fully set forth herein. I recommend acceptance without qualification except as stated in Question 9 above. Any information entered by me on this Application has been recorded truly and accurately as supplied by the Applicant.


                                                                                                      $
----------------------------          -----------------------------------------------------           -------------------------
          Date                                   Sales Representative's Signature                          Cash Received



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Office/Agency Name:                                                                                   Office/Agency #:

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Representative's Name (Print):                                                                        Sales Rep #:

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Comments:

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